UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 30, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of April 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-5H)

LEHMAN XS TRUST 2007-5H
(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of Sponsor as specified in its charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant registered offerings of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-5H, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $893,247,000 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-APO, Class 1-AIO, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-AIO1, Class 3-AIO2, Class I-M1, Class I-M2, Class I-M3, Class I-M4, I-M5, Class I-M6, Class I-M7, Class II-M1, Class II-M2, Class II-M3 and Class II-M4 Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-5H on April 30, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 26, 2007, as supplemented by the Prospectus Supplement dated April 27, 2007 (the “Prospectus Supplement”) to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On April 30, 2007, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class II-M5	$2,465,000
Class II-M6	$1,848,000
Class II-M7	$1,642,941
Class I-P	N/A
Class II-P	N/A
Class I-X	N/A
Class I-R	N/A
Class I-LT-R	N/A
Class II-R	N/A
Class II-LT-R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of April 1, 2007, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as master servicer. The “Certificates” consist of the following classes: Class 1-A1, Class 1-A2, Class 1-APO, Class 1-AIO, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 3-A3, Class 3-A4, Class 3-A5, Class 3-AIO1, Class 3-AIO2, Class I-M1, Class I-M2, Class I-M3, Class I-M4, I-M5, Class I-M6, Class I-M7, Class II-M1, Class II-M2, Class II-M3 and Class II-M4, Class II-M5, Class II-M6, Class II-M7, Class I-P, Class II-P, Class I-X, Class I-LT-R, Class II-LT-R, Class I-R and Class II-R Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of three pools of certain conventional, first lien, adjustable and fixed rate, fully amortizing and balloon residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $903,639,407 as of April 1, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c) Not applicable.

(d) Exhibits:

4.1	Trust Agreement dated as of April 1, 2007, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

4.2	Exchange Trust Agreement dated as of April 1, 2007, between Structured Asset Securities Corporation, as Depositor and LaSalle Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of April 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of April 1, 2007, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By:  /s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: May 15, 2007

EXHIBIT INDEX

 Exhibit No.                Description

4.1	Trust Agreement dated as of April 1, 2007, among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as Master Servicer.

4.2	Exchange Trust Agreement dated as of April 1, 2007, between Structured Asset Securities Corporation, as Depositor and LaSalle Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement dated as of April 1, 2007, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Servicing Agreement dated as of April 1, 2007, among Aurora Loan Services LLC, as Master Servicer and Servicer, and Lehman Brothers Holdings Inc., as Seller.